UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 16, 2007

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement.

Effective May 16, 2007, the 2002 Equity Incentive Plan of Safeway Inc. was terminated. No awards had been granted under this plan.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2007, the Board of Directors of Safeway Inc. approved the 2007 Equity and Incentive Award Plan (the “2007 Plan”), subject to the approval of our stockholders. On May 16, 2007, the stockholders approved the 2007 Plan. For a description of the 2007 Plan, please see “Proposal 2, Approval of Safeway Inc. 2007 Equity and Incentive Award Plan” in Safeway’s definitive proxy statement for its 2007 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 4, 2007. The 2007 Plan and the forms of award agreements under the 2007 Plan are attached as exhibits to this Current Report on Form 8-K.

Also on March 27, 2007, the Board of Directors approved the Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc. (the “Capital Bonus Plan”), subject to the approval of our stockholders. On May 16, 2007, the stockholders approved the Capital Bonus Plan. For a description of the Capital Bonus Plan, please see “Proposal 3, Approval of Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.” in Safeway’s definitive proxy statement for its 2007 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 4, 2007. The Capital Bonus Plan is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

10(iii).28*	Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).29*	Form of Stock Option Grant Notice and Stock Option Agreement under the Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).30*	Form of Stock Option Grant Notice (Automatic) and Stock Option Agreement (Automatic) under the Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).31*	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).32*	Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.

*Management contract, or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date: May 18, 2007	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit

No.

10(iii).28*	Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).29*	Form of Stock Option Grant Notice and Stock Option Agreement under the Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).30*	Form of Stock Option Grant Notice (Automatic) and Stock Option Agreement (Automatic) under the Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).31*	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the Safeway Inc. 2007 Equity and Incentive Award Plan

10(iii).32*	Amended and Restated Capital Performance Bonus Plan for Executive Officers and Key Employees of Safeway Inc.

*Management contract, or compensatory plan or arrangement

4